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                                                                   Exhibit 10.23

                                                              Loan No.__________
                                                              ________, Michigan


                                 PROMISSORY NOTE
                                 ---------------


_____________                                           Date:            , 1998
                                                              -----------


         PROMISE TO PAY. For value received, WM LIMITED PARTNERSHIP - 1998 D/B/A WENDY'S OF MICHIGAN, a Michigan limited partnership ("Borrower") promises to pay to CAPTEC FINANCIAL GROUP, INC., a Michigan corporation (together with its successors, assigns and transferees, "Lender"), or order, ___________________ Dollars _____________, or so much of such sum as has been advanced under this Note, as follows:

         Interest only from and after the date on which funds are disbursed by Lender hereunder ("Effective Date") through the last day of the month in which the Effective Date occurs shall be due and payable on the first day of the next month following the Effective Date; provided that if the Effective Date occurs after the fifteenth (15th) day of a month, the interest which would accrue, based on the actual number of days, through the end of such month shall be due and payable in advance on the Effective Date. Installments of principal and interest in the amount of ____________________________________________________
Dollars ___________ are due and payable on the first day of each month (each a "Payment Date"), commencing _______________; until _________________ ("Due
Date"), when the outstanding principal balance, plus accrued interest, is due and payable (unless the indebtedness evidenced by this Note is accelerated, in which case, the Due Date is the date of acceleration). The amortization period for this Note, for purposes of calculating the monthly installments of principal and interest, is one hundred eighty (180) months.

         All payments under this Note shall be made at Lender's principal office at 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, at such other address as Lender may designate in writing, or by electronic funds withdrawal made by Lender upon written authorization therefor from Borrower, which authorization shall not be revocable by Borrower without the consent of Lender Payments due and payable on a day on which Lender is not open for business are due on the next succeeding business day.
Payments will be applied first to accrued interest and then to principal.

         INTEREST RATE. The outstanding principal balance of this Note will bear interest at a fixed rate equal to eight and fifteen hundredths percent (8.15%) per annum (the "Stated Rate"), until the Due Date (whether by acceleration or otherwise), and thereafter at a rate which is three percent (3%) above the Stated Rate ("Default Rate").

         Interest will be computed on the basis of a year consisting of twelve
(12) months of thirty (30) days each. In no event, however, shall the interest rate exceed the maximum rate allowed by law. Notwithstanding anything to the contrary contained herein, at no time shall the interest payable under this Note be greater than the maximum rate permitted by applicable law ("Legal Rate"). If any obligation under this Note shall result in Lender receiving an amount deemed to be interest under applicable law in excess of the Legal Rate, then the amount which would be excessive interest shall be applied to the reduction of the principal balance of this Note and not to payment of interest. If such excessive interest exceeds the unpaid principal balance of this Note, the excess shall be refunded to Borrower.



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         PREPAYMENT. Borrower shall not have any right, except as otherwise specifically provided herein, to prepay the principal balance of this Note until seven (7) loan years have elapsed. The first "loan year" shall commence on the date of the closing of the loan evidenced by this Note, and subsequent loan years shall commence on the anniversaries of such date. Commencing with the eighth (8th) loan year and if no Event of Default (as hereinafter defined) then exists, Borrower shall have the right to prepay all, but not merely a portion of, the principal balance of this Note together with accrued interest thereon on any Payment Date; provided, however, that Borrower shall provide no less than thirty (30) days prior written notice to Lender of Borrower's intention to prepay (the "Prepayment Notice"); and provided further, that Borrower shall concurrently pay to Lender a prepayment premium determined as follows:

                  (a) If the prepayment is made during the eighth loan year, the prepayment premium shall equal five percent (5%) of the prepaid principal.

                  (b) If the prepayment is made during the ninth loan year, the prepayment premium shall equal four percent (4%) of the prepaid principal.

                  (c) If the prepayment is made during the tenth loan year, the prepayment premium shall equal three percent (3%) of the prepaid principal.

                  (d) If the prepayment is made during the eleventh loan year, the prepayment premium shall equal two percent (2%) of the prepaid principal.

                  (e) If the prepayment is made during the twelfth through last loan years, the prepayment premium shall equal one percent (1%) of the prepaid principal.

Once given, the Prepayment Notice may not be withdrawn, and the failure to prepay in accordance with the Prepayment Notice shall constitute an Event of Default. The "first loan year" shall commence on the date of the closing of the loan evidenced by this Note, and subsequent loan years shall commence on the anniversaries of the date of the closing of such loan.

         Prepayments will be applied to installments of principal in their inverse order of maturity. Until this Note is paid in full, no prepayment shall reduce the dollar amount of monthly installments required to be paid under this Note.

         If the outstanding principal balance of this Note is accelerated by reason of an Event of Default, such acceleration shall be deemed to be a prepayment and Borrower shall pay to Lender, in addition to all sums due as a result of the acceleration, any applicable Prepayment Premium.

         LATE PAYMENT CHARGE. In the event that any payment under this Note is not received by Lender within fifteen (15) days of the date when due, a late charge of five percent (5%) of the amount of such payment will be due. Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency. Lender's acceptance of a late payment and/or of the late payment charge will not waive any default under this Note or affect the acceleration of this Note (if this Note has been accelerated).

         COLLATERAL. This Note and the other obligations of Borrower to Lender contained in the documents securing this Note are secured by and in accordance with the terms of that certain Security Agreement, effective ____________, 1998, executed by Borrower for the benefit of Lender (the "Security Agreement"; together with any other documents securing payment under this Note, the "Loan Documents"). All property securing the Indebtedness (as defined in the Security Agreement) is referred to as the "Collateral".

         DEFAULT. Any of the following events shall, for purposes of this Note, constitute an "Event of Default":

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                  (a) Failure by Borrower to pay any amount owing on or with respect to the Indebtedness when due, whether by maturity, acceleration or otherwise, which failure continues for three (3) days after the date of written notice to Borrower.

                  (b) Any failure by Borrower to comply with any of the non-monetary terms, provisions, warranties or covenants of this Note, the Security Agreement or the other Loan Documents, which failure continues for fifteen (15) days after the date of written notice to Borrower from Lender of such default.

                  (c) Institution of foreclosure proceedings or other exercise of rights and remedies by the holder of any mortgage, deed of trust, security interest or other lien against the Collateral (or any portion thereof).

                  (d) Insolvency of Borrower or the admission in writing of Borrower's inability to pay debts as they mature.

                  (e) Any statement, representation or information made or furnished by or on behalf of Borrower to Lender in connection with or to induce Lender to provide or advance any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

                  (f) Institution of bankruptcy, reorganization, insolvency or other similar proceedings by or against Borrower, unless, in the case of a petition filed against Borrower, the same is dismissed within sixty (60) days of the date of filing.

                  (g) The issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to Borrower or the Collateral.

                  (h) Sale or other disposition by Borrower of any substantial portion of its assets or property.

                  (i) Death, dissolution, merger, consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Borrower.

                  (j) Any failure by Borrower to pay any indebtedness (other than to Lender) when due, or any failure in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness, which failure continues beyond any applicable cure period.

                  (k) Receipt by Borrower ("Franchisee") of a notice of termination of the franchise agreement from Wendy's International, Inc. ("Franchisor"), for the Wendy's franchised restaurant operation located at ________________________________ Michigan ("Franchised Operation").

                  (l) If this Note, the Security Agreement and the other Loan Documents have not been assigned to the Trust (as defined in the Security Agreement), the default by Borrower which continues beyond any applicable grace or cure period under the Retained Obligations (as defined in the Security Agreement); provided, however, if this Note, the Security Agreement and the other Loan Documents are assigned to the Trust, this Clause (l) shall be of no force and effect during the term of such assignment.

                  (m) In the event that this Note, the Security Agreement and the other Loan Documents are assigned to the Trust, the default by Borrower which continues beyond any applicable grace or cure period under the Trust Obligations (as defined in the Security Agreement).


         Upon an occurrence of an Event of Default, Lender shall have the option to declare all or part of the Indebtedness (including this Note) immediately due and payable. If this Note is not paid at maturity (whether by



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acceleration or otherwise), Lender shall have all of the rights and remedies provided at law or equity or by agreement, including, without limit, the right to sell or liquidate all or any part of the Collateral. The remedies of Lender are cumulative and not exclusive.

         EXAMINATION OF RECORDS. Borrower shall at all times keep full and accurate records of its business and of the Collateral, which records shall be open to inspection and copying by Lender at all reasonable times.

         LIABILITY OF SIGNATORIES. Borrower, and all guarantors and endorsers, and any other party liable for the Indebtedness evidenced by this Note: (i) severally waive presentment, demand, protest, notice of dishonor, notice of non-payment and notice of acceleration of this Note; and (ii) agree that no extension or postponement of the time for payment, or waiver, or indulgence or forbearance granted to Borrower (without limit as to number or period) or any modification of this Note, or any substitution, or exchange or release of all or part of the Collateral, or addition of any party to this Note, or release or discharge of, or suspension of any rights and remedies against any party liable on this Note, shall reduce or affect the obligation of any other party liable for the payment of this Note.

         NON-WAIVER. No delay by Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any future exercise of such right or remedy or the exercise of any other right or remedy. No waiver or indulgence by Lender of any default or Event of Default shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be construed as a bar to any right or remedy, or waiver of any default or Event of Default on any future occasion.

         REIMBURSEMENT OF EXPENSES. Borrower shall reimburse Lender for all costs and expenses, including attorneys' fees, incurred by Lender in enforcing the rights of Lender under this Note. Such costs and expenses shall include, without limitation, costs or expenses incurred by Lender in any bankruptcy, reorganization, insolvency or other similar proceeding. Any reference in this Note to attorneys' fees shall mean fees, charges, costs and expenses of in-house and/or outside counsel and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise.

         WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

         ASSIGNMENT. This Note is freely assignable, in whole or in part, by Lender without the consent of Borrower. Except as set forth below, Lender shall provide Borrower with written notice of assignment. Lender shall be fully discharged from all responsibility accruing hereunder from and after the effective date of any such assignment. Lender's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Lender hereunder, and to the extent of such assignment the assignee may fully enforce such rights and powers, and all references to Lender shall mean and refer to such assignee. Lender shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Borrower hereby waives all defenses which Borrower may be entitled to assert against Lender's assignee with respect to liability accruing hereunder prior to the effective date of any assignment of Lender's interest herein, but reserves all such defenses that may exist against Lender. Borrower may not, in whole or in part, directly or indirectly, assign this Note or its rights hereunder or delegate its duties hereunder without, in each instance, the specific prior written consent of Lender, which consent shall not be unreasonably withheld.

         SECURITIZATION. Borrower understands and agrees that Lender may, from time to time, assign its rights and powers under this Note, and any other Loan Documents, in whole or in part, in connection with a securitization program. Borrower agrees to enter into an amendment to this Note and any other Loan Documents if such



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amendments are required by a nationally recognized rating agency in connection with a securitization program sponsored by Lender and in which this Note and the other Loan Documents are to be included; provided that Borrower shall not be obligated to enter into any amendment which adversely affects Borrower or adversely alters any of the financial terms of this Note or the other Loan Documents. Lender shall pay Borrower's reasonable costs associated with such assignment.

         MISCELLANEOUS. The terms and provisions of this Note shall be governed by and construed in accordance with the laws of the State of Michigan. Lender and Borrower agree that any dispute which may arise between them with regard to this Note shall be resolved by litigation in state or federal court. Litigation may be initiated by Lender or its assignee, at its discretion, in the State of the principal place of business of Lender or its assignee, the State of the principal place of business of Borrower, or the State where the Collateral is located. BORROWER HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY OBJECTIONS ON THE GROUNDS OF IMPROPER JURISDICTION OR VENUE TO AN ACTION INITIATED AS SET FORTH ABOVE AND AGREES THAT EFFECTIVE SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY MAIL. The terms and provisions of this Note may only be changed in writing, executed by Borrower and Lender.

                                             WM LIMITED PARTNERSHIP - 1998 D/B/A
                                             WENDY'S OF MICHIGAN

                                             By MCC Food Service Inc.
                                             Its: General Partner

                                             By:
                                                --------------------------------

                                                Its
                                                   -----------------------------


                                             Address:

                                             40 Pearl Street NW, Suite 900
                                             Grand Rapids, MI 49503


                                             Tax I.D. No. 38-3389989




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